UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2012 (August 31, 2012)

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-09753	58-1563799
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460 Atlanta, GA 30346		30346
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 31, 2012, Georgia Gulf Corporation (the “Company”), PPG Industries, Inc. (“PPG”), Eagle Spinco Inc., a wholly-owned subsidiary of PPG (“Splitco”), and Grizzly Acquisition Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), entered into Amendment No. 1 (the “Amendment”) to the previously announced Agreement and Plan of Merger, dated as of July 18, 2012 pursuant to which the Company will combine with PPG’s chlor-alkali and derivatives business (the “Business”) in a Reverse Morris Trust transaction (the “Transactions”).

The Amendment modifies the exchange ratio in the Transactions by providing that prior to the completion of the Transactions, Splitco will authorize the issuance of a number of shares of Splitco common stock (“Splitco Common Stock”) such that the total number of shares of Splitco Common Stock outstanding immediately prior to completion of the Transactions will be that number that results in one share of common stock of the Company (“Company Common Stock”) being issued in the Transactions for each share of outstanding Splitco Common Stock. The Amendment does not change the total number of shares of Company Common Stock that will be issuable in the Transactions.

The foregoing summary description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 2.1, and which is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

This filing contains certain statements relating to future events and the Company’s intentions, beliefs, expectations, and predictions for the future. Any such statements other than statements of historical fact are forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast,” “would” or “could” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions, or events, including with respect to the Transactions, generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expected benefits of the Transactions, integration plans and expected synergies therefrom, the expected timing of completion of the Transactions, and the Company’s anticipated future financial and operating performance and results, including its estimates for growth. These statements are based on the current expectations of management of the Company. There are a number of risks and uncertainties that could cause the Company’s actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include risks relating to (i) the Company’s ability to obtain requisite stockholder approval to complete the Transactions, (ii) PPG’s being unable to obtain the necessary tax authority and other regulatory approvals required to complete the Transactions, or such required approvals delaying the Transactions or resulting in the imposition of conditions that could have a material adverse effect on the combined company or causing the companies to abandon the Transactions, (iii) other conditions to the closing of the Transactions not being satisfied, (iv) a material adverse change, event or occurrence affecting the Company or Splitco prior to the closing of the Transactions delaying the Transactions or causing the companies to abandon the Transactions, (v) problems arising in successfully integrating the businesses of Splitco and the Company, which may result in the combined company not operating as effectively and efficiently as expected, (vi) the possibility that the Transactions may involve other unexpected costs, liabilities or delays, (vii) the businesses of each respective company being negatively impacted as a result of uncertainty surrounding the Transactions, (viii) disruptions from the Transactions harming relationships with customers, employees or suppliers, and (ix) uncertainties regarding (a) future prices, (b) industry capacity levels and demand for the Company’s products, (c) raw materials and energy costs and availability, feedstock availability and prices, (d) changes in governmental and environmental regulations, the adoption of new laws or regulations that may make it more difficult or expensive to operate the Company’s business or manufacture its products before or after the Transactions, (e) the Company’s ability to generate sufficient cash flows from its business before and after the Transactions, (f) future economic conditions in the specific industries to which its products are sold, and (g) global economic conditions.

In light of these risks, uncertainties, assumptions, and other factors, the forward-looking statements discussed in this filing may not occur. Other unknown or unpredictable factors could also have a material adverse effect on the Company’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to the Company and its business, see the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and subsequent filings with the Securities and Exchange Commission (the “SEC”). As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. The Company does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events, or changes in its expectations, except as required by law.

Additional Information and Where to Find it

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of the Company, and no offer or sale of such securities will be made in any jurisdiction where it would be unlawful to do so. In connection with the Transactions, the Company will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 and a proxy statement relating to the Transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE BUSINESS AND THE TRANSACTIONS. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement (when they become available) may be obtained free of charge by accessing the Company’s website at www.ggc.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link, or upon written request to the Company at 115 Perimeter Center Place, Suite 460, Atlanta, Georgia 30346, Attention: Investor Relations. Stockholders may also read and copy any reports, statements and other information filed by the Company with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in respect of the Transactions under the rules of the SEC. Information regarding the Company’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on February 24, 2012, and in its definitive proxy statement filed with the SEC on April 16, 2012 in connection with its 2012 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 31, 2012, by and among Georgia Gulf Corporation, PPG Industries, Inc., Eagle Spinco Inc. and Grizzly Acquisition Sub, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

Date: September 5, 2012	By:	/s/ Timothy Mann, Jr.
Timothy Mann, Jr.
Executive Vice President, General Counsel and Secretary

EXHIBIT LIST

Number	Exhibit

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 31, 2012, by and among Georgia Gulf Corporation, PPG Industries, Inc., Eagle Spinco Inc. and Grizzly Acquisition Sub, Inc.